ACCURAY

Q4'FY26 Earnings Call Supplemental Presentation

August 19, 2026

This presentation contains forward-looking statements. See slide 2 for important cautionary information.

Forward-Looking Statements

Statements made in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements that are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to the company's FY27 expectations and future results of operations and financial position, including expectations regarding: the Company's ability to execute upon and realize the benefits of its transformation plans, priorities, and other strategic initiatives; the company's strategy in China and the company's China joint venture as well as its expected impact on the company's business; potential changes in tariffs, export controls, trade sanctions and other trade policies; the expected benefits from the transformation plan, including expected improvement in annualized operating profit and cost and margin improvements; the company's ability to deliver sustained performance and execute on its strategies and objectives, including related to its transformation efforts and restructuring plans; the company's ability to improve sales and drive margin expansion; opportunities to accelerate top-line growth and expand profitability; expectations related to the amount and timing of realizing deferred margin from the company's China joint venture; expectations with respect to strategic partnerships and collaborations; expectations related to the markets and regions in which the company operates; expectations regarding new product introductions and innovations; expectations regarding installed base growth; and the company's ability to improve execution, drive sustainable, profitable growth, while creating long-term value for patients, providers and shareholders. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of the company's assumptions prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the the effects of the global macroeconomic conditions on the company's financial results and business as well as the business of the company's customers and suppliers; effects related to inflation and international tariffs; disruptions to our supply chain, including increased logistics costs; the company's ability to achieve widespread market acceptance of its products; substantial outstanding indebtedness and its ability to maintain compliance with financial covenants related to its debt; the company's ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations, including foreign currency fluctuations; geopolitical uncertainty, including armed conflict or political instability in the Middle East or other regions in which the company or its customers operate, and the effect of such conditions on the timing of system installations, customer site readiness, service revenue recognition, and the ability to complete transactions in affected markets; the company's ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company's ability to meet the covenants under its credit facilities; the company's ability to convert backlog to revenue; and such other risks identified under the heading "Risk Factors" in the company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the "SEC") on May 6, 2026, and as updated periodically with the company's other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.

Non-GAAP Financial Measures

This presentation also contains non-GAAP financial measures. Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results. Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix.

There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP.

Medical Advice Disclaimer

Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Vision and Mission

To expand the curative power of radiation therapy to improve as many lives as possible.

To think, act, and execute beyond expectations every day to deliver better, safer radiation therapy solutions and help patients get back to living their lives, faster.



Q4'FY26 and YTD Q4'FY26 Financials

KEY FINANCIAL METRICS

$M	Q4	Y/Y	YTD	Y/Y
Revenues	$100.9M	-21%	$401.9M	-12%
Product	$40.8M	-42%	$172.7M	-27%
Service	$60.1M	6%	$229.2M	4%
Gross Margin	$35.1M	-10%	$111.5M	-24%
Op. Expenses	$29.6M	-15%	$137.9M	-1%
Adj. EBITDA[1]	$12.9M	36%	$10.6M	-63%

Highlights

- Q4 service revenue increased 6% versus the prior year period. Service gross margins improved 2.4% versus the prior year and 10.7% sequentially. The margin improvements were largely driven by price optimization and continued expense controls.
- Excluding full year restructuring expenses of $16.2M, operating expenses decreased $17.4M, or 13%, versus the prior year period.
- The Company's transformation actions realized approximately $20M of cost and margin improvement in fiscal year 2026, ahead of the initially planned $12M.

[1] Adjusted EBITDA is a non-GAAP measure. Please see Slides 9-10 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

China Deferred Margin Impact

ACCURAY

Total Margin Deferral Impact	FY25	FY26				
$k	YTD	Q1	Q2	Q3	Q4	YTD
Net China Margin Impact (Deferral) / Release	(7,666)	(1,081)	1,220	(96)	(8)	36
Total Gross Margin % Reported	*32.1%*	*28.8%*	*23.5%*	*24.1%*	*34.8%*	*27.7%*
Gross Margin % (Excl China Margin Impact) [1]	**33.7%**	**29.9%**	**22.4%**	**24.2%**	**34.8%**	**27.7%**
Adjusted EBITDA (Reported) [2]	*28,271*	*(4,110)*	*(1,936)*	*3,763*	*12,878*	*10,595*
Adjusted EBITDA % [2]	*6%*	*-4%*	*-2%*	*4%*	*13%*	*3%*
Adjusted EBITDA (Excl China Margin Impact) [2]	35,937	(3,029)	(3,156)	3,859	12,886	10,559
Adjusted EBITDA (Excl China Margin Impact) [2]	8%	-3%	-3%	4%	13%	3%
Def Margin in Balance Sheet (cumulative)	(17,501)	(18,582)	(17,362)	(17,457)	(17,466)	(17,466)

- Due to JV accounting rules, 49% of total margin is deferred upon shipment to the JV and margin is released when the JV ships the system to its customer
- Deferred margin is reflected on the Balance Sheet under Assets as "Investment in JV"
- The net release (deferral) was largely neutral for both Q4 and full year FY26.

[1] Gross Margin % (Excl China Margin Impact) is a non-GAAP measure. Please see Slides 14 - 18 for a reconciliation of Gross Margin % (Excl China Margin Impact) to the most directly comparable GAAP measure.
[2] Adjusted EBITDA is a non-GAAP measure. Please see Slides 9 - 13 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

RPO Disclosure Change

ACCURAY

As provided in our Form 10-K/A and the 10-Q/A filed on February 17, 2026, we revised prior disclosure for remaining performance obligations ("RPO") included in Note 2, *Revenue*. *Below is a short summary of such RPO related disclosures.*

What changed?

- Only the Company's RPO financial disclosure in its quarterly and annual filings is changing.
- The change was due to reevaluating the methodology for determining whether open system sales orders, upgrade sales orders, and prepaid customer credits ("Diamond Points") represent RPO in accordance with ASC 606, *Revenue from Contracts with Customers*.

In $M	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY 25
RPO - Previous Methodology*	$ 821.2	$ 849.1	$ 868.8	$ 866.0	$ 882.3
Less: System Sales Orders	$ (727.2)	$ (740.8)	$ (773.1)	$ (760.7)	$ (776.9)
Less: Upgrade Orders	$ (15.5)	$ (16.9)	$ (13.1)	$ (22.3)	$ (18.1)
Less: Diamond Points	$ (17.8)	$ (21.2)	$ (23.5)	$ (23.7)	$ (26.4)
Updated RPO	$ 60.7	$ 70.2	$ 59.1	$ 59.3	$ 60.9

There is NO change to any of the following items:

- Financial statements – income statement, balance sheet, statement of cash flows, or statement of shareholders' equity
- Backlog – definition, calculation, amounts, or disclosures
- Contracts – terms, rights & obligations, or customer commitments
- Economic value of the below excluded items or revenue recognition timing

What makes up the revised RPO balance?

- Prepaid warranty
- Deferred training, installation, deinstallation, and construction obligations
- Other related deferred obligations

* "RPO-Previous Methodology" is a non-GAAP measure as system sales orders, upgrade orders, and prepaid customer credit balances do not meet the definition of an RPO in accordance with ASC 606, *Revenue from Contracts with Customers*. The most directly comparable GAAP measure is "Updated RPO" in the table above, for which the above table provides a reconciliation to.

FY27 Guidance

Not providing formal Revenue or Adjusted EBITDA guidance for FY27 at this time

ACCURAY

- The Company is operating from a position of greater strength than a year ago.
- Our priorities remain clear:
  - Executing our Transformation initiatives
  - Improving profitability
  - Expanding recurring revenue
  - Creating long-term shareholder value
- Uncertainty remains in the near-term around product demand and margins
  - Tariff, trade, and geopolitical uncertainty with China
  - Broader macroeconomic uncertainties
- FY27 Expectations
  - Continued growth in Service revenue
  - Improved service margins- pricing optimization and operational efficiencies
  - Ongoing operating expense discipline
  - Continued benefits from our transformation initiatives
  - Impact from our strategic partnerships

Thank you

GAAP to Adjusted EBITDA Q4 FY'26 and Q4 FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization, Stock-Based Compensation, Changes in Fair Value of Warrant Liability, and Certain Non-Recurring, Irregular and One-Time Items (Adjusted EBITDA)

ACCURAY

$K	Three Months Ended June 30, 2026		Three Months Ended June 30, 2025	
GAAP net income (loss)	$	(1,941)	$	1,123
Depreciation and amortization[a]		2,025		1,598
Stock-based compensation		1,680		2,818
Interest expense, net[b]		8,578		3,937
Gain on extinguishment of debt		-		(1,475)
Provision for income taxes		434		948
(Gain) loss from change in fair value of warrant liability		(1,171)		499
IEEPA refund financing costs		2,405		-
Restructuring charges		747		-
Post financing costs		121		-
Adjusted EBITDA	$	12,878	$	9,448

(a) Consists of depreciation, primarily on property and equipment, as well as amortization of capitalized software and intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA FY2026 and FY2025

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization, Stock-Based Compensation, Changes in Fair Value of Warrant Liability, and Certain Non-Recurring, Irregular and One-Time Items (Adjusted EBITDA)

ACCURAY

$K	Twelve Months Ended June 30, 2026	Twelve Months Ended June 30, 2025
GAAP net loss	$ (49,194)	$ (1,591)
Depreciation and amortization[a]	7,942	6,150
Stock-based compensation	6,455	10,201
Interest expense, net[b]	32,086	11,762
Gain on extinguishment of debt	-	(1,475)
Provision for income taxes	1,946	2,725
(Gain) loss from change in fair value of warrant liability	(8,369)	499
IEEPA refund financing costs	2,405	-
Restructuring charges	16,172	-
Post financing costs	1,152	-
Adjusted EBITDA	$ 10,595	$ 28,271

(a) Consists of depreciation, primarily on property and equipment, as well as amortization of capitalized software and intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA Q3 FY'26 and Q3 FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization, Stock-Based Compensation, Changes in Fair Value of Warrant Liability, and Certain Non-Recurring, Irregular and One-Time Items (Adjusted EBITDA)

ACCURAY

$K	Three Months Ended March 31, 2026		Three Months Ended March 31, 2025	
GAAP net loss	$	(11,805)	$	(1,297)
Depreciation and amortization[(a)]		2,078		1,575
Stock-based compensation		1,378		2,745
Interest expense, net[(b)]		8,265		2,568
Provision for income taxes		468		457
Gain from change in fair value of warrant liability		(3,359)		-
Restructuring charges		6,539		-
Post financing costs		199		-
Adjusted EBITDA	$	3,763	$	6,048

(a) Consists of depreciation, primarily on property and equipment, as well as amortization of capitalized software and intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA Q2 FY'26 and Q2 FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization, Stock-Based Compensation, Changes in Fair Value of Warrant Liability, and Certain Non-Recurring, Irregular and One-Time Items (Adjusted EBITDA)

ACCURAY

$K	Three Months Ended December 31,			
		2025		2024
GAAP net income (loss)	$	(13,770)	$	2,537
Depreciation and amortization[a]		2,163		1,513
Stock-based compensation		882		2,284
Interest expense, net[b]		7,463		2,605
Provision for income taxes		573		695
Gain from change in fair value of warrant liability		(5,713)		-
Restructuring charges		6,075		-
Post financing costs		391		-
Adjusted EBITDA	$	(1,936)	$	9,634

(a) Consists of depreciation, primarily on property and equipment, as well as amortization of capitalized software and intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA Q1 FY'26 and Q1 FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization, Stock-Based Compensation, Changes in Fair Value of Warrant Liability, and Certain Non-Recurring, Irregular and One-Time Items (Adjusted EBITDA)

ACCURAY

	Three Months Ended September 30,			
$K		2025		2024
GAAP net loss	$	(21,678)	$	(3,954)
Depreciation and amortization[a]		1,676		1,464
Stock-based compensation		2,515		2,354
Interest expense, net[b]		7,780		2,652
Provision for income taxes		471		625
Loss from change in fair value of warrant liability		1,874		-
Restructuring charges		2,811		-
Post financing costs		441		-
Adjusted EBITDA	$	(4,110)	$	3,141

(a) Consists of depreciation, primarily on property and equipment, as well as amortization of capitalized software and intangibles.
(b) Consists of interest expense net of interest income.

Gross Margin to Gross Margin Excluding China Margin Impact

ACCURAY

Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K	Three Months Ended June 30, 2026		Twelve Months Ended June 30, 2026	
Total Net Revenue	$	100,919	$	401,947
Total Cost of Revenue		(65,842)		(290,493)
Gross Profit		35,077		111,454
China Margin (Deferral)/Release		(8)		36
Gross Profit excl China Margin Impact	$	35,085	$	111,418
Gross Margin % excl China Margin Impact		34.8%		27.7%

Gross Margin to Gross Margin Excluding China Margin Impact Q3 FY'26

ACCURAY

Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K		Three Months Ended March 31, 2026
Total Net Revenue	$	104,845
Total Cost of Revenue		(79,551)
Gross Profit		25,294
China Margin Deferral		(96)
Gross Profit excl China Margin Impact	$	25,390
Gross Margin % excl China Margin Impact		24.2%

Gross Margin to Gross Margin Excluding China Margin Impact Q2 FY'26

ACCURAY

Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K		Three Months Ended December 31, 2025
Total Net Revenue	$	102,241
Total Cost of Revenue		(78,169)
Gross Profit		24,072
China Margin Release		1,220
Gross Profit excl China Margin Impact	$	22,852
Gross Margin % excl China Margin Impact		22.4%

Gross Margin to Gross Margin Excluding China Margin Impact Q1 FY'26

ACCURAY

Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K		Three Months Ended September 30, 2025
Total Net Revenue	$	93,942
Total Cost of Revenue		(66,931)
Gross Profit		27,011
China Margin Deferral		(1,081)
Gross Profit excl China Margin Impact	$	28,092
Gross Margin % excl China Margin Impact		29.9%

Gross Margin to Gross Margin Excluding China Margin Impact FY25

ACCURAY

Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K	Twelve Months Ended June 30, 2025	
Total Net Revenue	$	458,505
Total Cost of Revenue		(311,538)
Gross Profit		146,967
China Margin Deferral		(7,666)
Gross Profit excl China Margin Impact	$	154,633
Gross Margin % excl China Margin Impact		33.7%